Exhibit 10.5

FORM OF SUBSCRIPTION AGREEMENT

Submit signed forms to Orion Underwriting LTD, or alternatively, email to hanpaka@orion-uw.com and call Asher at +972-3-576-0606

Name of Institutional Investor:	Telephone:
Contact Person:	Mobile:
Email:

To

_____________ LTD

Via Orion Underwriting LTD (Issuance Coordinator)

Re-:_____________ LTD (The Company) – Order Form for Issuance Purchase – Non-Uniform Offering

1.	We hereby irrevocably undertake to participate in a public offering of the Company’s securities, pursuant to the terms of the Supplemental Prospectus and the conditions of the Supplemental Announcement to be published by the Company (The Issuance and The Prospectus and The Supplementary Announcement) which shall be undertaken pursuant to Article 11(a)(1) to the Securities Regulations (Method of Offering Securities to the Public), 2007 (Offering Method Regulations), and to order, in the amount allotted to us within the framework of a non-uniform offering, and at a financial value that shall not exceed the financial value noted below:

Total NIS Investment	Company Pre-Money NIS Value

______	Approximately NIS __ million

* The final unit composition of the issuance and the price per unit shall be detailed as part of the Prospectus or the Supplementary Announcement (should they be published).

*** Proposed Unit Composition – _____ shares.

2.	Notwithstanding the aforementioned in the above Section 1, the number of units of securities allotted to us from among the orders obtained by the Company from institutional investors within the framework of the Issuance, shall not exceed _______________ [please note maximum rate] of the number of securities units effectively allocated as part of the orders received by the Company from institutional investors within the framework of the Issuance. (Should you fail to note a maximum rate, this section shall be revoked and shall not constitute a part of the form].

3.	We have been made aware that the securities units will be allotted by way of a non-uniform offering, pursuant to the provisions of Regulation 11(a)(1)(a), in accordance with Regulation 11(a)(1) of the Offering Method Regulations. We have also been made aware that the unit price and the number of units allotted (should any be allotted) to each investor shall be determined by Company at its discretion, through consultation with the lead underwriter of the Issuance, and that Company may determine which orders to accept to and to the quantities of these, and it is not obligated to accept every order it receives as part of the non-uniform offering.

4.	We undertake to produce to the Issuance Coordinator, via Members of the Securities Exchange, no later than one trading day following the date on which the public offering is completed, including the public tender, should any be undertaken, by 12:30 PM (or by the time established for such by the Supplementary Announcement, should a public tender not form a part of the offering), the full proceeds pertaining to the units effectively allotted to us in the Issuance. Proceeds shall be held in a dedicated trust account (The Dedicated Account), and shall not be transferred by the Issuance Coordinator to the Company prior to the effective allotment of the securities.

5.	We hereby affirm and declare that we have the financial, economic and business capabilities and experience in order to fulfill our order subject to this form, to analyze an investment in Company’s securities and to ascertain the risks and probabilities pertaining to the transaction, and to undertake to complete it, and we further have the capability to consider and understand the tax ramifications pertaining to the securities allotted to us (should any be allotted). We affirm that the order and purchase of securities on our part is undertaken at our responsibility, following an inspection of any matter we saw fit to inspect pertaining to the Company and pertaining to the issuance of securities. Notwithstanding the contents of the below Section 6, we hereby affirm that excluding the contents of the Prospectus and Company’s disclosures to the public, as well as revisions to the Prospectus (should any take place) and Company’s Supplementary Announcement (The Issuance Documents) we have not received and will not receive any information, representations and/or obligations from the Company, or anyone on its behalf, including pertaining to Company’s position. It shall be clarified that the sole representations and information pertaining to the Company, as well as the full and binding terms of the Issuance, should it be undertaken, are those set forth by the Supplementary Prospectus and the Supplementary Announcement which are to be published by the Company.

6.	We have been made aware that the securities are offered to us on the basis of the information contained in the Prospectus and the Supplementary Announcement (should any be published) only. The securities allotted to us, should any be allotted, shall be allotted absent any declaration, representation and/or indemnification of any kind whatsoever (as is) beyond the contents of the Prospectus and the Supplementary Announcement. We hereby affirm that we have reviewed and inspected the Prospectus and it is clear to us and acceptable to us and we shall have no claim and/or demand and/or complaint towards the Company and/or the underwriters of the Issuance and/or companies affiliated with any of those and/or their officers and/or their controlling shareholders and/or their employees and/or their advisors and/or anyone on their behalf with regards and/or as pertains to the Company and/or its position and/or its assets and/or its liabilities and/or pertaining to the securities on offer and/or their issuance and/or their offering.

7.	We hereby declare that the entity or party placing the order in accordance with this order form: (1) is an entity from among those entities defined as Institutional Investors in the Offering Method Regulations (hereinafter: Institutional Investor) and that it meets those conditions set forth in the First Schedule to the Securities Act, 1968 (hereinafter: The First Schedule to the Act) and that it is aware of the ramifications of its definition as an Institutional Investor pursuant to the Offering Method Regulations and the contents of the First Schedule to the Act, and consents to the above; (2) is not acting in the name of or on behalf of any other individual or entity (save for members of a provident fund and insured persons in an insurance company and management companies in its control); (3) is purchasing the securities for himself and/or on behalf of institutional investors and not for the purpose of distributing and/or selling to others;

8.	We have been made aware that Company and/or the lead underwriter of the Issuance may, at their exclusive discretion, take any reasonable means to be persuaded, to the extent possible, that we meet the qualifying conditions of an Institutional Investor, including by way of obtaining authorizations from an attorney and/or affirmations from the authorized agencies. Without derogating from the aforementioned, we hereby affirm that we are aware that should we be required by the Company and/or the lead underwriter of the Issuance to persuade them that we meet the conditions of the First Schedule and/or shall we be required by them to provide guarantees for our order subject to this order form, and should we fail to do so to the full satisfaction of the Company and/or the lead underwriter, as applies, Company and/or the lead underwriter may rescind our order pursuant to this order form and we shall have no claim and/or demand and/or complaint regarding the matter.

9.	We hereby affirm that we are aware that the effective issuance of securities in our name may be in amounts lower than the value of securities we have offered to purchase in the Offering in accordance with this form. We affirm that we are aware that Company may accept or reject said offer on our part, set and revise the terms of the Issuance and its value as well as delay or rescind the securities issuance, as well as increase or decrease the value of the Issuance, and all at its exclusive discretion. Should Company fail to accept our offer contained herein and/or accepts it in part, for any reason whatsoever, we shall have no claim and/or complaint and/or demand towards the Company pursuant to the Prospectus and the Supplementary Announcement and/or towards its officers and/or its representatives and/or its shareholders and/or its stakeholders and/or anyone on their behalf and/or Company’s Related Parties and/or anyone on their behalf and/or any other entity (including Company’s employees, its advisors, the lead underwriter and/or the issuance distributors and/or towards their Associated Companies and/or towards their managers and/or their employees and/or their advisors and/or anyone on their behalf).

10.	We hereby affirm that we have been made aware that the securities issuance is conditioned, inter alia, on obtaining the duly required permits, including the authorization of Company’s authorized organs, the authorization of the Prospectus by the Securities Authority, and the consent of the Tel Aviv Securities Exchange LTD (hereinafter: The Exchange) to list the Securities for trading (hereinafter: Conditional Terms for the Issuance). Should the Conditional Terms not be fulfilled and/or a Supplementary Announcement not be published by ___, 2022, we may rescind this offer by written notification to the Issuance Coordinator. In such a case, Company shall reimburse us of any funds remitted by us (should any have been remitted) pertaining to the Issuance, with the addition of any profits accumulated in the Dedicated Account, and this within 48 hours from the day on which the Issuance is rescinded /our participation in the Issuance is rescinded.

11.	We hereby affirm that should this offer made by us be accepted by the Company, we may be required to sign an updated order form which includes the final structure of the Issuance or, alternatively, we affirm that the Issuance Coordinator may send us an acceptance notification which includes the final structure of the issuance and the number of units allotted to us in the Issuance. Furthermore, we hereby affirm that we shall have no claim and/or demand and/or complaint towards the Company and/or its officers and/or its representatives and/or its shareholders and/or its stakeholders and/or anyone on their behalf and/or towards Company’s Related Companies and/or anyone on their behalf and/or any other entity (including Company’s employees, advisors, the lead underwriter and/or the Issuance administrators and/or anyone on their behalf), if and should any of the conditions from among the Conditional Terms for the Issuance fail to materialize.

12.	We hereby affirm that we have been made aware that for the purpose of forming the terms of the offering pursuant to the Prospectus and the Supplementary Announcement and for the purpose of preparing reports and disclosures as required by law, as well as other documents, Company and the lead underwriter are relying on declarations, representations, and obligations included in this document and that incorrect representations and declarations as described above and/or failure to comply with our obligations may cause the Company and/or the lead underwriter to incur significant damages.

13.	We hereby grant a member of the Exchange, the name of whom is detailed below, authorization to debit, and instruct him to debit our account, the details of which are listed below, in the amount derived from the quantity and price of the securities effectively allotted to us.

Date	Name of Signatory	Signature and Seal

Account to Debit	Account for the Transfer of Securities
Bank/Exchange Member	Bank/Exchange Member
Branch	Branch
Account Number	Account Number
Account Name	Account Name